UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

MANAGERS TRUST I

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: September 30, 2013

Date of reporting period: OCTOBER 1, 2013 – MARCH 31, 2014

(Semi-Annual Shareholder Report)

Item 1.	Reports to Shareholders

Semi-Annual Report

Managers Funds

March 31, 2014

FRIESS
ASSOCIATES
TIME TESTED · RESEARCH FOCUSED

Brandywine Fund: BRWIX

Brandywine Blue Fund: BLUEX

Managers
INVESTMENT GROUP

SAR073-0314

Managers Funds
Semi-Annual Report—March 31, 2014 (unaudited)

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

FUND PERFORMANCE	4

PORTFOLIO STATISTICS AND SCHEDULES OF PORTFOLIO INVESTMENTS

Brandywine Fund	5

Brandywine Blue Fund	9

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	13

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	14
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	15
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	16
Detail of changes in assets for the past two fiscal periods

FINANCIAL HIGHLIGHTS	17
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	19
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	24

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Subadvised by Friess Associates, LLC	Semi-Annual Report	March 31, 2014

Dear Fellow Shareholders:

Stocks dipped and rebounded in the March quarter, ending the first three months of the year only modestly changed. After high investor spirits contributed to robust gains last year, the market displayed a more subdued mood to start 2014.

Brandywine Fund grew 1.53 percent in the March quarter versus gains in the Russell 3000® and Russell 3000® Growth Indexes of 1.97 and 1.07 percent. Brandywine Blue Fund retraced 1.59 percent as the S&P 500®, Russell 1000® and Russell 1000® Growth Indexes added 1.81, 2.05 and 1.12 percent.

Positive momentum toward the end of last year boosted optimism that the economy could finally be poised to break from its extended streak of slow growth. Harsh winter weather, marked by snowfall that ranked among the highest in terms of accumulation in major metropolitan regions in the Midwest and Northeast, quickly put that thinking on ice.

Lost store hours, shipping delays and other weather-related fallout prompted investors to revise their expectations downward for the March quarter. At the same time, less-than-stellar economic reports released during the period raised questions as to whether near-term conditions reflected a weather-driven aberration or signaled more weakness to come.

In addition to a dose of economic uncertainty, the Federal Reserve demonstrated its commitment to continuing to taper its stimulus program, concerns about growth in emerging markets surfaced and Russia annexed Crimea from Ukraine. In retrospect, returns for the March quarter make the period seem less eventful than it was.

A number of industrial holdings exposed to an increase in energy-related construction activity fared particularly well thanks in part to their lack of exposure to the nastiest of the winter weather. Industrial holdings comprised Brandywine’s third largest percentage of assets and represented an overweight position relative to the Russell 3000® Growth Index. Industrial holdings significantly outperformed the sector within the index, making them by far the most notable contributors to Brandywine’s relative and absolute results.

United Rentals, MasTec, H&E Equipment Services and Trinity Industries were among the biggest industrial sector contributors held by Brandywine. All four companies exceeded consensus earnings estimates for the December quarter, posting year-over-year growth ranging from 15 to 59 percent.

Financial holdings also boosted Brandywine’s results versus the benchmark. Allstate Corp. (held by both Funds) and E*Trade Financial Corp. (Brandywine only) were the primary contributors. Allstate’s December-quarter earnings jumped to $1.70 per share from $0.59 in the year-ago period, topping the consensus estimate by 24 percent. E*Trade also exceeded expectations when it reported $0.20 per share in December-quarter earnings, up from a $0.65 loss per share the year before.

Even though Brandywine’s exposure to energy was limited, the energy sector was the most significant performance detractor due primarily to Bristow Group. The company, which provides helicopter transport services for energy workers traveling between onshore and offshore sites, reaffirmed its earnings guidance for 2014, but fell short of December-quarter estimates because of contract delays.

Companies sensitive to consumer discretion were among the poorest performers during the quarter as investors questioned the strength of consumer spending amid unwelcoming weather conditions. With consumer discretionary holdings representing its largest commitment, Brandywine Blue was negatively impacted by that climate.

Two of Brandywine Blue’s biggest detractors from the sector, GameStop Corp. (both Funds) and LKQ Corp. (Blue only), came under pressure for company-specific reasons. Although GameStop enjoyed solid sales of new gaming systems over the holidays, disappointing software sales trends raised concerns about competition from downloadable games. Chrysler filed suit against LKQ, claiming the aftermarket auto parts maker infringed on design patents.

Brandywine Blue was also hurt by the consumer staples sector or, more specifically, Nu Skin Enterprises (both Funds). The personal and nutritional product company beat estimates by more than doubling December-quarter earnings growth. Nu Skin shares declined on news that Chinese officials launched an investigation into the company’s person-to-person sales model.

Standout performers Xilinx (both Funds) and Avago Technologies (Blue only) helped make technology holdings the biggest boost to Brandywine Blue’s results. Xilinx and Avago both beat estimates in their most recent quarter with earnings growth of 61 and 23 percent.

For more on companies that influenced March-quarter performance, please see Roses & Thorns on page 6 for Brandywine and page 10 for Brandywine Blue.

Thanks for your continued confidence. We’re grateful for the opportunity to invest on your behalf.

Scott Gates
Chief Investment Officer	April 10, 2014

2

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended March 31, 2014	Expense Ratio for the Period	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During the Period*
Brandywine Fund
Based on Actual Fund Return	1.09%	$1,000	$1,129	$5.79
Hypothetical (5% return before expenses)	1.09%	$1,000	$1,019	$5.49

Brandywine Blue Fund
Based on Actual Fund Return	1.23%	$1,000	$1,071	$6.35
Hypothetical (5% return before expenses)	1.23%	$1,000	$1,019	$6.19

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

3

Fund Performance

Periods ended March 31, 2014 (unaudited)

The table below shows the average annual total returns for the periods indicated for each Fund, as well as each Fund’s relative index for the same time periods ended March 31, 2014.

Average Annual Total Retuns[1]	Six Months*	One Year	Five Years	Ten Years
Brandywine Fund [2,3]	12.94%	24.88%	11.63%	4.11%
Russell 3000® Growth Index[4]	11.43%	23.53%	21.94%	7.95%
Russell 3000® Index[5]	12.28%	22.61%	21.93%	7.86%
S&P 500® Index[6]	12.51%	21.86%	21.16%	7.42%

Brandywine Blue Fund [2]	7.13%	18.90%	12.46%	4.22%
Russell 1000® Growth Index[7]	11.67%	23.22%	21.68%	7.86%
Russell 1000® Index[8]	12.48%	22.41%	21.73%	7.80%
S&P 500® Index[6]	12.51%	21.86%	21.16%	7.42%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

*	Not annualized.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Funds are net of expenses and based on the published NAV as of March 31, 2014. All returns are in U.S. dollars ($).
[2]	The Fund inception dates and returns for all periods prior to October 1, 2013, reflect performance of the Predecessor Funds, Brandywine Fund, Inc. and Brandwine Blue Fund, and was managed by Friess Associates, LLC with the same investment objective and substantially similar investment policies.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[4]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 3000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.
[5]	The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses.
[6]	The S&P 500® Index is capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment, and does not incur expenses.
[7]	The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratio and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.
[8]	The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. Unlike the Fund, the Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 3000® Growth Index, Russell 3000® Index, Russell 1000® Growth Index and Russell 1000® Index are registered trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

4

Portfolio Characteristics as of March 31, 2014

Top Ten Holdings

	% of Net	% Change from		% of Net	% Change from
Security Name	Assets	Book Cost	Security Name	Assets	Book Cost
United Rentals, Inc.	2.7%	82.3%	UnitedHealth Group, Inc.	2.2%	5.8%
Synaptics, Inc.	2.5%	35.5%	E*TRADE Financial Corp.	2.2%	7.4%
VF Corp.	2.4%	63.5%	Dick’s Sporting Goods, Inc.	2.2%	4.6%
Visa, Inc., Class A	2.2%	86.2%	Air Lease Corp.	2.2%	75.5%
Jarden Corp.	2.2%	41.2%	Cardinal Health, Inc.	2.2%	7.9%

Estimated Earnings Growth Rate

of the Fund’s Investments

Forecasted Increase in Earnings Per Share

2014 vs 2013

Source: Consensus estimates from FactSet Research Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of March 31, 2014, the S&P 500® Index’s average annual total returns for 1, 5 and 10 years were 21.86, 21.16 and 7.42 percent, respectively.

The Portfolio’s Market Capitalization

Top Ten Industry Groups

5

Quarter ending March 31, 2014 “Roses and Thorns”

Biggest $ Winners	$ Gain (in millions)	% Gains	Reason for Move
United Rentals Inc.	$4.1	21.8	United Rentals reported 25 percent December-quarter earnings growth, beating Wall Street expectations. Pricing increased 4 percent and fleet utilization continued to rise. Equipment sales were better than expected, with profit margins up from the year-ago period. Management outlined plans to expand the company’s export channels to take advantage of international demand.

MasTec Inc.	$3.7	30.7	The infrastructure construction company focused on the energy and communications sectors overcame difficult weather conditions to top December-quarter earnings expectations with 15 percent growth over the prior year. The communications and wireless segments grew 38 percent, with strong demand generated by AT&T and Samsung. The oil-and-gas division reported 100 percent revenue growth.

Under Armour Inc.	$3.7	32.4	The maker of athletic apparel, footwear, equipment and accessories grew December-quarter earnings 26 percent, beating the consensus estimate. Cold winter weather drove demand for Under Armour’s cold weather apparel, contributing to 35 percent revenue growth. The period marked the 15th consecutive quarter in which Under Armour grew revenue by 20 percent or more. Under Armour also raised 2014 guidance for revenue and operating income, forecasting growth of at least 22 and 23 percent, respectively.

Air Lease Corp.	$3.7	19.6	The aircraft leasing company grew December-quarter earnings 44 percent, topping estimates. Revenue increased 28 percent to $243 million. Air Lease completed the period with its entire fleet leased and with future deliveries profitably placed through 2015. Demand reflected continued growth in air traffic and new, more efficient aircraft models from Boeing and Airbus driving sales for airlines around the world.

Trinity Industries Inc.	$3.6	24.8	The company, which makes railcars, inland barges and construction equipment, exceeded the consensus estimate with 59 percent December-quarter earnings growth. Demand for equipment to ship coal, grain and sand used in hydraulic fracturing drove results. Backlogged rail business stood at $5 billion, providing visibility into future growth potential.

Biggest $ Losers	$ Loss (in millions)	% Loss	Reason for Move
Nu Skin Enterprises Inc.	$5.4	45.5	Nu Skin, which makes personal care products and nutritional supplements sold through direct-sales channels, more than doubled year-over-year earnings to $2.02 per share in the December quarter, beating estimates. Shares declined during the March quarter after Chinese regulators announced an investigation into the company’s person-to-person sales model. We sold Nu Skin to fund a new opportunity that we believe offers better earnings visibility.

Apple Inc.	$4.2	11.2	The maker of personal computers, software and mobile computing devices reported $14.50 per share in December-quarter earnings, beating the consensus estimate by $0.41. Domestic iPhone 5 sales declined as two major carriers maintained their 24-month upgrade cycle in front of the iPhone 5c and 5s launch, reducing incentive for their customers to switch to new phones. We sold Apple to fund a new purchase that we believe offers greater near-term earnings promise.

Celgene Corp.	$3.4	14.2	The biopharmaceutical manufacturer that develops treatments for cancer and immunological diseases reported 14 percent December-quarter earnings growth on sales of more than $1.7 billion. Celgene shares declined due to concerns about a patent lawsuit related to its cancer treatment drug Revlimid. We continue to hold Celgene because we believe the patent challenge is more likely to be resolved through a reasonable settlement than to pose a risk to Celgene’s fundamental outlook.

Himax Technologies Inc.	$3.0	18.8	The maker of display-imaging semiconductors reported $0.10 in earnings per share for the December quarter, beating the consensus estimate. The company’s different segments benefited from growth in smartphone, tablet, automotive display and wearable device markets. Himax is a micro-display supplier for Google Glass. Shares declined in the aftermath of a ratings downgrade from a brokerage firm that contended Google Glass is still in too early of a stage to represent a material, near-term benefit to Himax.

GameStop Corp.	$2.8	17.1	The November launch of PS4 and Xbox One helped the video game retailer boost new hardware sales, but negative trends in new software sales raised concerns about competitive encroachment by downloadable gaming options. GameStop tempered its 2014 guidance at a time when an acquisition by Amazon and an announcement by Wal-Mart raised the competitive stakes in the video game segment. We sold GameStop to fund a purchase that we believe offers better earnings visibility.

All gains/losses are calculated on an average cost basis from December 31, 2013 through March 31, 2014.

6

Brandywine Fund

Schedule of Portfolio Investments

March 31, 2014 (unaudited)

Shares		Cost	Value
Common Stocks - 98.3%
Consumer Discretionary
	Apparel, Accessories & Luxury Goods - 5.2%
465,540	Kate Spade & Co.*	$15,089,095	$17,266,879
58,400	Under Armour, Inc., Class A*	4,580,648	6,694,976
322,730	VF Corp.	12,215,772	19,970,533
	Auto Parts & Equipment - 2.0%
285,020	Dorman Products, Inc.*	13,496,209	16,833,281
	Broadcasting - 2.0%
273,825	CBS Corp., Class B	15,875,325	16,922,385
	Footwear - 2.0%
224,150	NIKE, Inc., Class B	16,540,656	16,555,719
	Homebuilding - 1.1%
1,150,355	Standard Pacific Corp.*	10,407,449	9,559,450
	Hotels, Resorts & Cruise Lines - 1.4%
487,930	Hilton Worldwide Holdings, Inc.*	10,840,746	10,851,563
17,380	Norwegian Cruise Line Holdings, Ltd.*	577,885	560,853
	Housewares & Specialties - 2.2%
311,890	Jarden Corp.*	13,211,898	18,660,379
	Internet Retail - 2.2%
15,129	The Priceline Group, Inc.*	18,371,991	18,032,104
	Movies & Entertainment - 2.1%
542,120	Twenty-First Century Fox, Inc., Class A	15,790,901	17,331,576
	Restaurants - 2.6%
126,670	Popeyes Louisiana Kitchen, Inc.*	5,006,613	5,147,869
224,890	Starbucks Corp.	16,486,445	16,502,428
	Specialty Stores - 3.1%
333,170	Dick’s Sporting Goods, Inc.	17,390,341	18,194,414
106,300	Tractor Supply Co.	6,945,190	7,507,969

Total Consumer Discretionary		192,827,164	216,592,378
This sector is 12.3% above your Fund’s cost.

Consumer Staples
	Packaged Foods & Meats - 2.1%
196,210	The Hain Celestial Group, Inc.*	16,438,777	17,947,329
This sector is 9.2% above your Fund’s cost.

Financials
	Investment Banking & Brokerage - 4.0%
794,190	E*TRADE Financial Corp.*	17,028,503	18,282,254
463,942	TD Ameritrade Holding Corp.	15,908,356	15,750,831
	Property & Casualty Insurance - 2.1%
309,025	The Allstate Corp.	10,340,381	17,484,634
	Specialized REITs - 2.1%
213,795	American Tower Corp.	17,386,905	17,503,397

Total Financials		60,664,145	69,021,116
This sector is 13.8% above your Fund’s cost.

Shares		Cost	Value
Health Care
	Biotechnology - 2.7%
114,145	Celgene Corp.*	$6,135,203	$15,934,642
117,295	Enzymotec, Ltd.*,1	3,249,404	2,582,836
300,425	Repligen Corp.*	4,196,527	3,863,465
	Health Care Distributors - 2.2%
259,080	Cardinal Health, Inc.	16,807,860	18,130,418
	Health Care Equipment - 1.5%
196,185	Cyberonics, Inc.*	12,543,020	12,801,071
	Health Care Technology - 1.3%
592,450	Allscripts Healthcare Solutions, Inc.*	10,132,370	10,681,874
	Managed Health Care - 2.2%
224,200	UnitedHealth Group, Inc.	17,370,945	18,382,158
	Pharmaceuticals - 1.1%
245,120	Roche Holding AG, Sponsored ADR	8,305,555	9,245,926

Total Health Care		78,740,884	91,622,390
This sector is 16.4% above your Fund’s cost.

Industrials
	Construction & Engineering - 2.1%
73,660	Chicago Bridge & Iron Co., N.V.	5,719,832	6,419,469
140,970	MasTec, Inc.*	4,056,574	6,123,737
131,115	Quanta Services, Inc.*	3,405,359	4,838,143
	Construction & Farm Machinery & Heavy Trucks - 8.1%
530,940	The Manitowoc Co., Inc.	16,149,106	16,698,063
291,965	Oshkosh Corp.	16,659,047	17,187,980
239,105	Trinity Industries, Inc.	13,787,999	17,232,297
215,425	Wabtec Corp.	5,856,942	16,695,437
	Electrical Components & Equipment - 1.7%
236,225	Generac Holdings, Inc.	9,981,176	13,930,188
	Heavy Electrical Equipment - 0.5%
193,525	PowerSecure International, Inc.*	3,096,400	4,536,226
	Human Resources & Employment Services - 0.4%
179,360	TriNet Group, Inc.*	3,114,899	3,822,162
	Industrial Machinery - 2.9%
219,465	Flowserve Corp.	16,581,003	17,192,888
27,920	The Middleby Corp.*	6,839,565	7,376,743
	Marine - 1.7%
138,400	Kirby Corp.*	10,982,008	14,013,000
	Trading Companies & Distributors - 6.4%
487,500	Air Lease Corp.	10,358,376	18,178,875
303,500	H&E Equipment Services, Inc.*	8,524,322	12,276,575
239,590	United Rentals, Inc.*	12,477,463	22,746,675

Total Industrials		147,590,071	199,268,458
This sector is 35.0% above your Fund’s cost.

Information Technology
	Application Software - 6.2%
351,110	Guidewire Software, Inc.*	16,924,094	17,221,945

The accompanying notes are an integral part of these financial statements. 7

Brandywine Fund

Schedule of Portfolio Investments (continued)

Shares		Cost	Value
Information Technology (continued)
Application Software - 6.2% (continued)
120,980	Informatica Corp.*	$3,679,158	$4,570,624
274,280	Salesforce.com, Inc.*	14,983,731	15,658,645
435,060	Synchronoss Technologies, Inc.*	15,363,565	14,918,207
	Communications Equipment - 4.3%
726,150	Ciena Corp.*	15,714,719	16,512,651
208,870	CommScope Holding Co., Inc.*	4,717,594	5,154,912
1,025,340	JDS Uniphase Corp.*	14,093,336	14,354,760
	Data Processing & Outsourced Services - 2.2%
86,490	Visa, Inc., Class A	10,027,490	18,669,731
	Electronic Manufacturing Services - 0.4%
547,430	Neonode, Inc.*,1	3,406,545	3,114,877
	Internet Software & Services - 1.0%
111,800	Yelp, Inc.*	7,216,871	8,600,774
	Semiconductors - 8.5%
972,530	Himax Technologies, Inc., ADR[1]	13,677,782	11,203,546
575,990	International Rectifier Corp.*	14,646,260	15,782,126
368,480	Micron Technology, Inc.*	8,684,152	8,718,237
345,728	Synaptics, Inc.*	15,318,221	20,750,595
264,900	Xilinx, Inc.	10,682,254	14,376,123
	Systems Software - 3.0%
140,640	FireEye, Inc.*	5,189,713	8,659,205
306,610	Red Hat, Inc.*	14,375,216	16,244,198

Total Information Technology		188,700,701	214,511,156
This sector is 13.7% above your Fund’s cost.

Shares		Cost	Value
Telecommunication Services
	Alternative Carriers - 1.7%
3,264,550	Vonage Holdings Corp.*	$15,051,763	$13,939,628
This sector is -7.4% below your Fund’s cost.

Total Common Stocks		700,013,505	822,902,455

		Principal Amount[2]
Short-Term Investments - 0.9%
Commercial Paper - 0.8%
	Prudential Financial LLC, due 04/01/14, discount of 0.15%	6,910,000	6,910,000
Repurchase Agreements - 0.1%[3]
	Barclays Capital, dated 03/31/14, due 04/01/14, 0.010%, total to be received $379,814 (collateralized by various U.S. Government Agency Obligations, 0.000% - 2.125%, 12/31/15 - 08/15/34, totaling $387,410)	379,814	379,814

Shares		Cost
Other Investment Companies - 0.0%#,4
110,344	Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.05%	110,344	110,344

Total Short-Term Investments		7,400,158	7,400,158
Total Investments - 99.2%		$707,413,663	830,302,613

Other Assets, less Liabilities - 0.8%			6,283,048
Total Net Assets - 100.0%			$836,585,661

The accompanying notes are an integral part of these financial statements. 8

Portfolio Characteristics as of March 31, 2014

Top Ten Holdings

	% of Net	% Change from		% of Net	% Change from
Security Name	Assets	Book Cost	Security Name	Assets	Book Cost
Xilinx, Inc.	4.1%	37.5%	The Allstate Corp.	3.6%	67.5%
Marsh & McLennan Cos., Inc.	3.9%	52.2%	Cardinal Health, Inc.	3.5%	26.4%
Avago Technologies, Ltd.	3.8%	14.6%	Visa, Inc., Class A	3.4%	86.2%
Twenty-First Century Fox, Inc., Class A	3.7%	16.0%	Wabtec Corp.	3.4%	13.5%
CBS Corp., Class B	3.6%	17.1%	Hewlett-Packard Co.	3.3%	21.6%

Estimated Earnings Growth Rate

of the Fund’s Investments

Forecasted Increase in Earnings Per Share

2014 vs 2013

Source: Consensus estimates from FactSet Research Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of March 31, 2014, the S&P 500® Index’s average annual total returns for 1, 5 and 10 years were 21.86, 21.16 and 7.42 percent, respectively.

The Portfolio’s Market Capitalization

Top Ten Industry Groups

9

Quarter ending March 31, 2014 “Roses and Thorns”

Biggest $ Winners	$ Gain (in millions)	% Gains	Reason for Move
Under Armour Inc.	$2.4	32.3	The maker of athletic apparel, footwear, equipment and accessories grew December-quarter earnings 26 percent, beating the consensus estimate. Cold winter weather drove demand for Under Armour’s cold weather apparel, contributing to 35 percent revenue growth. The period marked the 15th consecutive quarter in which Under Armour grew revenue by 20 per-cent or more. Under Armour also raised 2014 guidance for revenue and operating income, forecasting growth of at least 22 and 23 percent, respectively.

Xilinx Inc.	$1.7	17.3	The maker of semiconductors for communications, video and industrial applications experienced strong demand for its 28nm FPGA chips, which continued to capture market share from traditional chip designs in the December quarter. Xilinx reported 60 percent December-quarter earnings growth, beating the consensus estimate. The company’s aerospace and defense segments were strong contributors to the better-than-expected results.

Avago Technologies Ltd.	$1.2	14.6	The developer, designer and supplier of analog semiconductor devices reported 29 percent earnings growth, beating expectations in its January quarter. Avago benefited from the continued roll out of 4G LTE, as increased content associated with the network added to band-width demand. The company generated more than half of its revenue for its January quarter from the wireless communications market.

Hewlett-Packard Co.	$1.1	15.7	The manufacturer of personal computers, servers and printers grew January-quarter earnings 10 percent, topping the consensus estimate. The company generated $3 billion in cash from operations during the period, up 17 percent from the year before. Commercial PC sales improved, with particular strength in notebook computers.

Gilead Sciences Inc.	$0.9	8.5	The research-based biopharmaceutical company develops antiviral and anti-infective drugs for patients suffering from life-threatening diseases. Aiming to help the more than 150 million people worldwide infected with the hepatitis C virus, Gilead in December launched an all-oral regiment treatment called Sovaldi. While expectations for Sovaldi are high, December-quarter sales of the drug were driven by initial stocking and a clinical trial order. Revenue increased 21 percent in the quarter. Gilead beat expectations with 10 percent earnings growth.

Biggest $ Losers	$ Loss (in millions)	% Loss	Reason for Move
Nu Skin Enterprises Inc.	$3.8	45.5	Nu Skin, which makes personal care products and nutritional supplements sold through direct-sales channels, more than doubled year-over-year earnings to $2.02 per share in the December quarter, beating estimates. Shares declined during the March quarter after Chinese regulators announced an investigation into the company’s person-to-person sales model. We sold Nu Skin to fund a new opportunity that we believe offers better earnings visibility.

Celgene Corp.	$1.7	14.7	The biopharmaceutical manufacturer that develops treatments for cancer and immunological diseases reported 14 percent December-quarter earnings growth on sales of more than $1.7 billion. Celgene shares declined due to concerns about a patent lawsuit related to its cancer treatment drug Revlimid. We continue to hold Celgene because we believe the patent challenge is more likely to be resolved through a reasonable settlement than to pose a risk to Celgene’s fundamental outlook.

Apple Inc.	$1.6	11.2	The maker of personal computers, software and mobile computing devices reported $14.50 per share in December-quarter earnings, beating the consensus estimate by $0.41. Domestic iPhone 5 sales declined as two major carriers maintained their 24-month upgrade cycle in front of the iPhone 5c and 5s launch, reducing incentive for their customers to switch to new phones. We sold Apple to fund a new purchase that we believe offers greater near-term earnings promise.

LKQ Corp.	$1.5	20.9	The aftermarket auto parts company reported 29 percent earnings growth in the December quarter, falling short of estimates by a penny per share. Although LKQ provided guidance that predicted 2014 growth in a range that exceeded the consensus estimate on the high side, shares declined on concerns regarding the company’s organic growth rate. Chrysler also filed suit against LKQ contending certain aftermarket parts infringed on Chrysler design patents. We sold LKQ to fund a purchase that we believe offers better earnings visibility.

GameStop Corp.	$1.1	17.1	The November launch of PS4 and Xbox One helped the video game retailer boost new hardware sales, but negative trends in new software sales raised concerns about competitive encroachment by downloadable gaming options. GameStop tempered its 2014 guidance at a time when an acquisition by Amazon and an announcement by Wal-Mart raised the competitive stakes in the video game segment. We sold GameStop to fund a purchase that we believe offers better earnings visibility.

All gains/losses are calculated on an average cost basis from December 31, 2013 through March 31, 2014.

10

Brandywine Blue Fund

Schedule of Portfolio Investments

March 31, 2014 (unaudited)

Shares		Cost	Value
Common Stocks - 98.7%
Consumer Discretionary
	Apparel Retail - 2.3%
142,500	The Gap, Inc.	$6,263,944	$5,708,550
	Apparel, Accessories & Luxury Goods - 4.2%
43,140	Under Armour, Inc., Class A*	3,477,403	4,945,570
88,500	VF Corp.	3,431,945	5,476,380
	Broadcasting - 3.6%
145,020	CBS Corp., Class B	7,654,623	8,962,236
	Footwear - 3.0%
98,225	NIKE, Inc., Class B	7,505,626	7,254,899
	Hotels, Resorts & Cruise Lines - 2.8%
282,050	Hilton Worldwide Holdings, Inc.*	6,278,765	6,272,792
19,270	Norwegian Cruise Line Holdings, Ltd.*	640,727	621,843
	Internet Retail - 2.6%
5,255	The Priceline Group, Inc.*	6,323,680	6,263,382
	Movies & Entertainment - 6.8%
116,290	Time Warner, Inc.	7,492,914	7,597,226
288,890	Twenty-First Century Fox, Inc., Class A	7,959,328	9,235,813
	Restaurants - 2.8%
95,000	Starbucks Corp.	6,998,683	6,971,100
	Specialty Stores - 5.6%
144,610	Dick’s Sporting Goods, Inc.	7,499,847	7,897,152
85,060	Tractor Supply Co.	5,484,092	6,007,788

Total Consumer Discretionary		77,011,577	83,214,731
This sector is 8.1% above your Fund’s cost.

Financials
	Insurance Brokers - 3.9%
197,730	Marsh & McLennan Cos., Inc.	6,404,791	9,748,089
	Investment Banking & Brokerage - 3.1%
226,850	TD Ameritrade Holding Corp.	7,315,071	7,701,557
	Property & Casualty Insurance - 3.6%
156,300	The Allstate Corp.	5,280,308	8,843,454
	Specialized REITs - 3.1%
92,330	American Tower Corp.	7,678,306	7,559,057

Total Financials		26,678,476	33,852,157
This sector is 26.9% above your Fund’s cost.

Health Care
	Biotechnology - 3.3%
57,560	Celgene Corp.*	2,986,691	8,035,376
	Health Care Distributors - 3.5%
125,000	Cardinal Health, Inc.	6,921,750	8,747,500
	Managed Health Care - 2.9%
86,500	UnitedHealth Group, Inc.	6,394,218	7,092,135

Shares		Cost	Value
	Pharmaceuticals - 1.1%
73,960	Roche Holding AG, Sponsored ADR	$2,505,591	$2,789,771

Total Health Care		18,808,250	26,664,782
This sector is 41.8% above your Fund’s cost.

Industrials
	Airlines - 2.7%
181,000	American Airlines Group, Inc.*	6,097,890	6,624,600
	Construction & Engineering - 4.0%
36,790	Chicago Bridge & Iron Co., N.V.	2,823,633	3,206,249
103,945	Jacobs Engineering Group, Inc.*	6,533,425	6,600,507
	Construction & Farm Machinery & Heavy Trucks - 3.4%
107,870	Wabtec Corp.	7,364,561	8,359,925
	Industrial Machinery - 3.2%
102,070	Flowserve Corp.	7,864,272	7,996,164

Total Industrials		30,683,781	32,787,445
This sector is 6.9% above your Fund’s cost.

Information Technology
	Application Software - 2.5%
109,470	Salesforce.com, Inc.*	5,930,630	6,249,642
	Computer Hardware - 3.3%
250,000	Hewlett-Packard Co.	6,650,700	8,090,000
	Data Processing & Outsourced Services - 3.4%
39,400	Visa, Inc., Class A	4,567,362	8,504,884
	Electronic Components - 2.8%
327,300	Corning, Inc.	6,450,065	6,814,386
	Semiconductors - 11.0%
146,790	Avago Technologies, Ltd.	8,251,214	9,454,744
319,000	Micron Technology, Inc.*	7,615,838	7,547,540
188,920	Xilinx, Inc.	7,455,355	10,252,688
	Systems Software - 4.2%
62,780	FireEye, Inc.*	3,869,574	3,865,365
123,460	Red Hat, Inc.*	5,824,604	6,540,911

Total Information Technology		56,615,342	67,320,160
This sector is 18.9% above your Fund’s cost.

Total Common Stocks		209,797,426	243,839,275

The accompanying notes are an integral part of these financial statements. 11

Brandywine Blue Fund

Schedule of Portfolio Investments (continued)

		Principal Amount[2]	Value
Short-Term Investments - 1.7%
Commercial Paper - 1.7%
	Prudential Financial LLC, due 04/01/14, discount of 0.15%	$4,120,000	$4,120,000

Shares		Cost
Other Investment Companies - 0.0%#,4
118,524	Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.05%	118,524	118,524

Total Short-Term Investments		4,238,524	4,238,524
Total Investments - 100.4%		$214,035,950	248,077,799

Other Assets, less Liabilities - (0.4)%			(913,779)
Total Net Assets - 100.0%			$247,164,020

The accompanying notes are an integral part of these financial statements. 12

Notes to Schedules of Portfolio Investments (unaudited)

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At March 31, 2014, the approximate cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Brandywine Fund	$707,435,752	$129,552,331	$(6,685,470)	$122,866,861
Brandywine Blue Fund	214,199,440	34,988,974	(1,110,615)	33,878,359

*	Non-income producing security.
#	Rounds to less than 0.1%.
[1]	Some or all of these shares were out on loan to various brokers as of March 31, 2014, amounting to the following:

Fund	Market Value	% of Net Assets
Brandywine Fund	$367,292	0.04%

[2]	Amount presented also represents shares held.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]	Yield shown represents the March 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of March 31, 2014. (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Brandywine Fund
Investments in Securities
Common Stocks†	$822,902,455	—	—	$822,902,455
Short-Term Investments
Commercial Paper	—	$6,910,000	—	6,910,000
Repurchase Agreements	—	379,814	—	379,814
Other Investment Companies	110,344	—	—	110,344

Total Investments in Securities	$823,012,799	$7,289,814	—	$830,302,613

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Brandywine Blue Fund
Investments in Securities
Common Stocks†	$243,839,275	—	—	$243,839,275
Short-Term Investments
Commercial Paper	—	$4,120,000	—	4,120,000
Other Investment Companies	118,524	—	—	118,524

Total Investments in Securities	$243,957,799	$4,120,000	—	$248,077,799

†	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of March 31, 2014, the Funds had no transfers between levels from the beginning of the reporting period.

Investment Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements. 13

Statement of Assets and Liabilities

March 31, 2014 (unaudited)

	Brandywine Fund	Brandywine Blue Fund
Assets:
Investments at value* (including securities on loan valued at $367,292 and $0, respectively)	$830,302,613	$248,077,799
Receivable for investments sold	16,091,370	4,335,470
Receivable for Fund shares sold	75,557	41,463
Dividends, interest and other receivables	609,495	280,318
Prepaid expenses	9,507	1,895
Total assets	847,088,542	252,736,945
Liabilities:
Payable for investments purchased	8,786,372	4,709,257
Payable for Fund shares repurchased	469,132	510,758
Payable upon return of securities loaned	379,814	—
Accrued expenses:
Investment advisory and management fees	728,948	215,613
Administrative and accounting fees	21,314	9,806
Shareholder servicing fees	10,934	16,818
Trustees fees and expenses	1,220	831
Other	105,147	109,842
Total liabilities	10,502,881	5,572,925

Net Assets	$836,585,661	$247,164,020
Net Assets Represent:
Paid-in capital	$1,398,706,222	$1,253,311,536
Undistributed net investment loss	(4,068,212)	(180,415)
Accumulated net realized loss from investments	(680,941,299)	(1,040,008,950)
Net unrealized appreciation of investments	122,888,950	34,041,849
Net Assets	$836,585,661	$247,164,020
Shares outstanding	25,761,765	7,688,596
Net asset value, offering and redemption price per share	$32.47	$32.15
* Investments at cost	$707,413,663	$214,035,950

The accompanying notes are an integral part of these financial statements. 14

Statement of Operations

For the six months ended March 31, 2014 (unaudited)

	Brandywine Fund	Brandywine Blue Fund
Investment Income:
Dividend income	$2,577,377	$1,455,808
Securities lending income	43,727	16
Interest income	12,052	6,944
Foreign withholding tax	(41,139)	(13,581)
Total investment income	2,592,017	1,449,187
Expenses:
Investment advisory and management fees	4,164,059	1,326,901
Administrative and accounting fees	105,911	42,492
Shareholder servicing fees	62,461	103,498
Transfer agent	84,823	22,239
Reports to shareholders	29,893	63,172
Custodian	28,046	10,884
Registration fees	26,541	35,358
Professional fees	26,364	16,903
Trustees fees and expenses	16,125	5,547
Miscellaneous	6,420	2,608
Net expenses	4,550,643	1,629,602

Net investment loss	(1,958,626)	(180,415)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	105,929,320	32,655,041
Net change in unrealized appreciation (depreciation) of investments	(2,566,070)	(13,855,793)
Net realized and unrealized gain	103,363,250	18,799,248

Net increase in net assets resulting from operations	$101,404,624	$18,618,833

The accompanying notes are an integral part of these financial statements. 15

Statements of Changes in Net Assets

For the six months ended March 31, 2014 (unaudited) and the fiscal year ended September 30, 2013

	Brandywine Fund		Brandywine Blue Fund
	March 31, 2014	September 30, 2013	March 31, 2014	September 30, 2013
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(1,958,626)	$(1,068,400)	$(180,415)	$1,946,441
Net realized gain on investments	105,929,320	145,947,216	32,655,041	104,298,858
Net change in unrealized appreciation (depreciation) of investments	(2,566,070)	(23,872,113)	(13,855,793)	(37,743,866)
Net increase in net assets resulting from operations	101,404,624	121,006,703	18,618,833	68,501,433
Capital Share Transactions:
Proceeds from sale of shares	2,460,127	9,111,537	6,637,053	44,927,307
Cost of shares repurchased	(83,501,413)	(376,439,668)	(56,711,916)	(462,430,622)
Net decrease from capital share transactions	(81,041,286)	(367,328,131)	(50,074,863)	(417,503,315)

Total increase (decrease) in net assets	20,363,338	(246,321,428)	(31,456,030)	(349,001,882)
Net Assets:
Beginning of period	816,222,323	1,062,543,751	278,620,050	627,621,932
End of period	$836,585,661	$816,222,323	$247,164,020	$278,620,050
End of period undistributed net investment loss	$(4,068,212)	$(2,109,586)	$(180,415)	—

Share Transactions:
Sale of shares	79,077	370,501	210,272	1,714,608
Shares repurchased	(2,707,789)	(15,145,877)	(1,805,288)	(17,532,796)
Net decrease in shares	(2,628,712)	(14,775,376)	(1,595,016)	(15,818,188)

The accompanying notes are an integral part of these financial statements. 16

Brandywine Fund

Financial Highlights

For a share outstanding throughout each period

	For the six months ended March 31, 2014	For the fiscal year ended September 30,
	(unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$28.75	$24.62	$21.38	$22.02	$21.11	$26.86
Income from Investment Operations:
Net investment loss[1]	(0.07)	(0.03)	(0.05)	(0.09)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments[1]	3.79	4.16	3.29	(0.55)	0.98	(5.59)
Total from investment operations	3.72	4.13	3.24	(0.64)	0.91	(5.64)
Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—	—	(0.11)
Net Asset Value, End of Period	$32.47	$28.75	$24.62	$21.38	$22.02	$21.11
Total Return	12.94%[3]	16.77%	15.15%	(2.91)%	(4.31)%	(20.98)%
Ratio of net expenses to average net assets	1.09%[4]	1.11%[2]	1.08%	1.09%	1.11%	1.10%
Ratio of net investment loss to average net assets	(0.47)%[4]	(0.12)%	(0.23)%	(0.36)%	(0.33)%	(0.25)%
Portfolio turnover	122%	214%	256%	234%	225%	239%
Net assets at end of period (000’s omitted)	$836,586	$816,222	$1,062,544	$1,336,871	$1,755,754	$2,281,681

17

Brandywine Blue Fund

Financial Highlights

For a share outstanding throughout each period

	For the six months ended March 31, 2014	For the fiscal year ended September 30,
	(unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$30.01	$25.00	$21.50	$21.78	$20.67	$23.86
Income from Investment Operations:
Net investment income (loss)[1]	(0.02)	0.12	(0.11)	(0.10)	(0.06)	0.04
Net realized and unrealized gain (loss) on investments[1]	2.16	4.89	3.61	(0.18)	1.24	(3.23)
Total from investment operations	2.14	5.01	3.50	(0.28)	1.18	(3.19)
Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.07)	—
Net Asset Value, End of Period	$32.15	$30.01	$25.00	$21.50	$21.78	$20.67
Total Return	7.13%[3]	20.04%	16.28%	(1.29)%	5.71%	(13.37)%
Ratio of net expenses to average net assets	1.23%[4]	1.22%[2]	1.23%	1.18%	1.17%	1.16%
Ratio of net investment income (loss) to average net assets	(0.14)%[4]	0.45%	(0.46)%	(0.38)%	(0.27)%	0.21%
Portfolio turnover	98%	202%	243%	250%	212%	261%
Net assets at end of period (000’s omitted)	$247,164	$278,620	$627,622	$1,487,517	$2,057,591	$2,461,907

Notes to Financial Highlights (unaudited)

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

[1]	Per share numbers have been calculated using average shares.
[2]	Interest expense is less then 0.005% of average net assets.
[3]	Not annualized.
[4]	Annualized.

18

Notes to Financial Statements

March 31, 2014 (unaudited)

1.Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are Brandywine Fund (“Brandywine”) and Brandywine Blue Fund (“Brandywine Blue”), each a “Fund” and collectively the “Funds.”

At the start of business on October 1, 2013, Brandywine Fund, Inc. and Brandywine Blue Fund, a series of Brandywine Blue Fund, Inc. (the “Predecessor Funds”), were each reorganized into a respective series of the Trust. As a result of the reorganization, the Funds are the successors to the accounting and performance information of the Predecessor Funds.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers Investment Group LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment of such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a predetermined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

19

Notes to Financial Statements (continued)

market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Effective as of November 25, 2013, the Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the period from November 25, 2013 to ended March 31, 2014, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the six months ended March 31, 2014, the Funds did not incur overdraft fees.

d.Dividends and Distributions

Fund distributions resulting from either net investment income, or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The most common differences are due to differing treatments for losses deferred due to excise tax regulations, wash sales and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

e.Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of September 30, 2013 and all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

20

Notes to Financial Statements (continued)

f.Capital Loss Carryovers and Deferrals

As of March 31, 2014, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amount		Expires
Fund	Short-Term	Long-Term	September 30,
Brandywine
(Pre-Enactment)	$283,704,320	—	2017
(Pre-Enactment)	503,144,209	—	2018

Brandywine Blue
(Pre-Enactment)	$876,614,269	—	2017
(Pre-Enactment)	195,886,232	—	2018

g.Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

At March 31, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Brandywine Blue - two collectively own 25%. Transactions by these shareholders may have a material impact on their respective Fund.

h.Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At March 31, 2014, the market value of repurchase agreements outstanding for Brandywine and Brandywine Blue was $379,814, and $0, respectively.

2.Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. Prior to October 1, 2013, the Predecessor Funds had a similar Investment advisory agreement with Friess Associates, LLC (“Friess”). The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Friess through a subadvisory agreement between the Investment Manager and Friess relating to each Fund, and Friess Associates of Delaware, LLC (“Friess of Delaware”) through a sub-subadvisor agreement among the Investment Manager, Friess and Friess of Delaware relating to each Fund.

Investment management fees are paid directly by the Funds to the Investment Manager based on average net assets. For the six months ended March 31, 2014, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Brandywine	1.00%
Brandywine Blue	1.00%

Prior to October 1, 2013, the Predecessor Funds paid a management fee to Friess at the same investment management fee rates.

The Investment Manager has contractually agreed, through at least February 1, 2016, to waive management fees and/or reimburse Fund’s expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 2.00% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. Prior to October 1, 2013, the Predecessor Funds, had similar arrangements in place.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount.

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as intermediary with the Funds’ shareholders. The Funds pays a fee to the Administrator at the rate of 0.03% of each Fund’s average daily net assets for the first $300 million of assets under management, 0.025% for the next $200 million, and 0.02% on amounts in excess of $500 million per annum, subject to a $40,000 annual minimum.

Prior to October 1, 2013, the Predecessor Funds had in place a similar agreement with US Bancorp Fund Services, LLC.

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

21

Notes to Financial Statements (continued)

For the period from October 1, 2013 to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

Prior to October 1, 2013, the Predecessor Funds each paid the Independent Directors an annual fee of $23,300 each. The Independent Chairman of the Trust formerly received an additional payment of $8,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $5,000 per year. The additional payments made to the Independent Chairman of the Trust and Chairman of the Audit Committee were allocated amongst all of the funds in the Brandywine family of funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees”). Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each financial intermediary’s average daily net assets.

The impact on the annualized expense ratio for the six months ended March 31, 2014, was as follows:

	Maximum Amount	Actual Amount
Fund	Allowed	Incurred
Brandywine	0.20%	0.02%
Brandywine Blue	0.20%	0.08%

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the six months March 31, 2014, the Funds neither borrowed from nor lent to other Managers Funds.

3.Line of Credit

Prior to October 1, 2013, the Predecessor Funds had established a line of credit (“LOC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund’s respective portfolio as collateral. The LOC matured on September 30, 2013 for the Predecessor Fund. The Fund borrowing under the LOC was limited to $4,000,000 unsecured credit, as defined in the LOC. Principal and interest of such loan under the Credit Agreement was due not more than 20 days after the date of the loan. Amounts under the credit facility bore interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed. For the year ended September 30, 2013, there were no borrowings for the Predecessor Funds.

4.Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the six months ended March 31, 2014, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Brandywine	$986,553,648	$1,046,103,331
Brandywine Blue	$248,217,997	$290,088,797

The Funds had no purchases or sales of U.S. Government obligations during the six months ended March 31, 2014.

5.Portfolio Securities Loaned

Effective January 29, 2014, the Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral received on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

22

Notes to Financial Statements (continued)

6.Commitments and Contingencies

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7.Master Netting Agreements

The Funds may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. The following table is a summary of the Funds’ open securities lending and repurchase agreements which are subject to a master netting agreement as of March 31, 2014:

		Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the
				Statement of Assets and Liabilities

	Gross Amounts of			Financial	Cash Collateral
	Recognized Assets			Instruments	Received	Net Amount
Brandywine
Securities lending	$367,292	—	$367,292	—	$367,292	—
Repurchase agreements	379,814	—	379,814	$379,814	—	—

Total	$747,106	—	$747,106	$379,814	$367,292	—

8.Subsequent Events

On January 21, 2014, Affiliated Managers Group, Inc., a global asset management company, announced that the Funds’ Investment Manager and Administrator, Managers Investment Group LLC, will be rebranded as AMG Funds LLC. The rebranding is expected to become effective during the second quarter of 2014 once the appropriate regulatory filings have taken place.

Each Fund has determined that no other material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

23

Annual Renewal of Investment Management and Subadvisory Agreements (unaudited)

At a meeting held on May 21, 2013, the Board of Trustees (the “Trustees”) of Managers Trust I (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve, with respect to the Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund, each a new series of the Trust (each, a “New Fund,” and collectively, the “New Funds”), in connection with the reorganizations of Brandywine Fund, a class of Brandywine Fund, Inc., and Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund, each a class of Brandywine Blue Fund, Inc. (each, a “Predecessor Fund,” and collectively, the “Predecessor Funds”) into the New Funds (the “Reorganizations”), an amendment to the Investment Management Agreement between Managers Investment Group LLC (“Managers” or the “Investment Manager”) and the Trust with respect to the New Funds (the “Investment Management Agreement”), a new Subadvisory Agreement between Managers and Friess Associates, LLC (“Friess Associates”) with respect to each New Fund (each, a “Subadvisory Agreement,” and collectively, the “Subadvisory Agreements”) and a new Sub-Subadvisory Agreement among Managers, Friess Associates and Friess Associates of Delaware, LLC (“Friess of Delaware” and, together with Friess Associates, “Friess”) with respect to each New Fund (each, a “Sub-Subadvisory Agreement,” collectively, the “Sub-Subadvisory Agreements,” and, together with the Investment Management Agreement and the Subadvisory Agreements, the “New Fund Agreements”). The Subadvisory Agreements and the Sub-Subadvisory Agreements are referred to collectively herein as the “Friess Agreements.” The Trustees were separately represented by independent counsel in their consideration of the New Fund Agreements. The Reorganizations were proposed in connection with Affiliated Managers Group, Inc.’s anticipated transfer of its indirect majority ownership interest in Friess to the management team of Friess (the “Transaction”).

In considering the New Fund Agreements, the Trustees reviewed a variety of materials relating to the New Funds, Managers and Friess, including fee and expense information for an appropriate peer group of similar mutual funds for each New Fund (each, a “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by Managers and Friess under their respective agreements. Because each New Fund is a newly created series of the Trust and has not yet begun operations, no comparative performance information for the New Funds was provided. The Trustees, however, considered the performance of the Predecessor Funds for one, three, five and ten-year periods ended March 31, 2013. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management and (b) discussed with legal counsel the legal standards applicable to their consideration of the New Fund Agreements.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services to be provided by Managers under the Investment Management Agreement, the Trustees took into account information provided periodically throughout the previous year by Managers in Board meetings relating to Managers’ financial information, operations and personnel, the performance of its duties with respect to other funds in the Managers Fund complex (the “Funds”) and the Trustees’ knowledge of Managers’ management and the quality of the performance of its duties.

In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the monitoring services performed by Managers in overseeing the portfolio management responsibilities of Friess; (b) Managers’ ability to supervise the New Funds’ other service providers; and (c) Managers’ compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising Friess, the Investment Manager will: perform periodic detailed analysis and reviews of the performance by Friess of its obligations to each New Fund, including without limitation a review of Friess’s investment performance in respect of each New Fund; prepare and present periodic reports to the Trustees regarding the investment performance of Friess and other information regarding Friess, at such times and in such forms as the Trustees may reasonably request; review and consider any changes in the personnel of Friess responsible for performing Friess’s obligations and make appropriate reports to the Trustees; review and consider any changes in the ownership or senior management of Friess and make appropriate reports to the Trustees; perform periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of Friess; assist the Trustees and management of the Trust in developing and reviewing information with respect to the annual consideration of each Friess Agreement; prepare recommendations with respect to the continued retention of Friess or the replacement of Friess; identify potential successors to or replacements of Friess or potential additional subadvisors, perform appropriate due diligence, and develop and present to the Trustees a recommendation as to any such successor, replacement, or additional subadvisor; designate and compensate from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and perform such other review and reporting functions as the Trustees shall reasonably request consistent with the Investment Management Agreement, each Friess Agreement and applicable law. The Trustees also took into account the financial condition of Managers with respect to its ability to provide the services required under the Investment Management Agreement and noted that, as of March 28, 2013, Managers had approximately $30 billion in assets under management. The Trustees also considered Managers’ risk management processes.

24

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

In the course of their deliberations regarding the nature, extent and quality of services to be provided by Friess under the Friess Agreements, the Trustees evaluated, among other things: (a) the expected services to be rendered by Friess to each New Fund; (b) the qualifications and experience of Friess’s personnel; and (c) Friess’s compliance programs. The Trustees also took into account the financial condition of Friess with respect to its ability to provide the services required under the Friess Agreements and noted that, as of March 31, 2013, Friess had approximately $1.6 billion in assets under management on a combined basis. The Trustees also considered Friess’s risk management processes.

The Trustees considered the investment philosophy, strategies and techniques that are intended to be used in managing each New Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Friess’s organizational and management structure and Friess’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Friess that are expected to have portfolio management responsibility for the New Funds, including the information set forth in the New Funds’ prospectuses and statement of additional information to be filed with the Securities and Exchange Commission. The Trustees noted that one of the proposed portfolio managers has managed the Predecessor Funds since 1997 and has worked at Friess Associates for twenty-nine years. The Trustees also noted that another portfolio manager has managed the Predecessor Funds since 2010, and has worked at Friess since 2003. The Trustees considered that one portfolio manager serves as Chief Investment Officer of Friess and another portfolio manager serves as Chief Executive Officer of Friess and is in the process of transitioning to a new role as Chairman of Friess. The Trustees observed that each New Fund’s portfolio would be managed in substantially the same manner and by the same personnel as the corresponding Predecessor Fund. In addition, the Trustees considered that Friess is a research-driven firm with a bottom-up, fundamental style.

Performance.

Because the New Funds have not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the New Funds. The Trustees, however, considered the performance of the Predecessor Funds. The Trustees noted that, for the one-year, three-year, five-year and ten-year periods ended March 31, 2013, the performance of the Brandywine Fund was below the performance of the Russell 3000® Growth Index and Russell 3000® Index, the performance of the Brandywine Blue Fund was below the performance of the Russell 1000® Growth Index and Russell 1000® Index and the performance of the Brandywine Advisors Midcap Growth Fund was below the performance of the Russell Midcap® Growth Index and Russell Midcap® Index. For the quarter ended March 31, 2013, the Trustees also noted that the performance of the Brandywine Fund was above and below, respectively, the performance of the Russell 3000® Growth Index and Russell 3000® Index, the

performance of the Brandywine Blue Fund was above and below, respectively, the performance of the Russell 1000® Growth Index and Russell 1000® Index and the performance of the Brandywine Advisors Midcap Growth Fund was above and below, respectively, the performance of the Russell Midcap® Growth Index and Russell Midcap® Index. Notwithstanding the forgoing, the Trustees concluded that other factors relevant to performance supported the approval of the Friess Agreements. These factors varied from, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by Friess that were reasonable and consistent with the Predecessor Fund’s investment objective and policies; (2) that recent performance showed improvement; and (3) that Friess had taken steps designed to help improve performance. Following such evaluation the Trustees concluded, within the context of their full deliberations, that the performance of the Predecessor Funds supported the approval of the Friess Agreements.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by Managers for managing the New Funds, the Trustees noted that Managers, and not the New Funds, is responsible for paying the fees charged by Friess Associates, and, in turn, Friess Associates is responsible for paying the fees charged by Friess of Delaware, and, therefore, that the fees paid to Managers cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by Managers and the fact that Managers and Friess Associates are paying the fees under the Subadvisory Agreements and Sub-Subadvisory Agreements, respectively, the advisory fee payable by each New Fund to Managers can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. The Trustees noted that each of the Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund’s estimated advisory fees (which include both the advisory fee and administration fee) and total gross expenses as of March 31, 2013 were higher than and lower than, respectively, the average for each such New Fund’s Peer Group. The Trustees also took into account the fact that Managers has contractually agreed, through at least February 1, 2016, to limit the total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of each of the Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund to 2.00%, 2.00% and 1.95%, respectively, of the average daily net assets attributable to such New Fund, noting that the net expenses of each New Fund were lower than the average for the New Fund’s corresponding Peer Group. The Trustees concluded that, in light of

25

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

the nature, extent and quality of the services to be provided by Managers and Friess and the considerations noted above with respect to Managers and Friess, each New Fund’s advisory fees, including subadvisory fees, are reasonable.

In considering the anticipated profitability of Managers with respect to the provision of investment advisory services to the New Funds, the Trustees considered all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from Managers serving as investment manager to a New Fund), received by Managers and its affiliates attributable to managing all the Funds, the cost of providing such services and the resulting profitability to Managers and its affiliates from these relationships. The Trustees also noted that all of the advisory fees paid to Managers by the New Funds would be paid in turn to Friess Associates, and that Friess Associates is responsible for paying the fees charged by Friess of Delaware. Based on the foregoing, the Trustees concluded that the profitability to Managers is expected to be reasonable and that Managers is not expecting to realize material benefits from economies of scale during the initial period of the New Funds’ operations. With respect to economies of scale, the Trustees also noted that as each New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the anticipated profitability of Friess with respect to the provision of subadvisory services to the New Funds, the Trustees considered information regarding Friess’s organization, management and financial stability, and noted that, because Managers would no longer be an affiliate of Friess following the Transaction, such profitability would not be directly or indirectly shared with Managers. The Trustees relied on the ability of Managers to negotiate the terms of the Friess Agreements at arm’s length as part of the manager-of-managers structure.

The Trustees also noted that the fees charged by Friess Associates will be paid by Managers out of its advisory fee, and, in turn, Friess Associates will be responsible for paying the fees charged by Friess of Delaware. As a consequence, the cost of services to be provided by Friess and the profitability to Friess of its relationship with the New Funds were not material factors in the Trustees’ deliberations at this time. For similar reasons, the Trustees did not consider potential economies of scale in the management of the New Funds by Friess to be a material factor in their deliberations at the time.

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding the New Fund Agreements: (a) Managers and Friess have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Friess Agreements; (b) Friess’s investment strategy is appropriate for pursuing each New Fund’s investment objectives; (c) Friess is reasonably likely to execute its investment strategy consistently over time; and (d) Managers and Friess maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the New Fund Agreements would be in the best interests of each New Fund and its shareholders. Accordingly, on May 21, 2013, the Trustees, including all of the Independent Trustees, unanimously voted to approve the New Fund Agreements.

*    *    *    *

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Friess Associates of Delaware, LLC

P.O. Box 4166

Greenville, DE 19807

Friess Associates, LLC

P.O. Box 576

Jackson, Wyoming 83001

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

Trustees

Bruce B. Bingham

Christine C. Carsman

William E. Chapman II

Edward J. Kaier

Kurt Keilhacker

Steven J. Paggioli

Richard F. Powers III

Eric Rakowski

Victoria Sassine

Thomas R. Schneeweis

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
BRANDYWINE	SKYLINE SPECIAL EQUITIES	CHICAGO EQUITY PARTNERS BALANCED
BRANDYWINE BLUE	PORTFOLIO	Chicago Equity Partners, LLC
BRANDYWINE ADVISORS MIDCAP GROWTH	Skyline Asset Management, L.P.
Friess Associates, LLC		ALTERNATIVE FUNDS
AMG SOUTHERNSUN SMALL CAP
CADENCE CAPITAL APPRECIATION	AMG SOUTHERNSUN U.S. EQUITY	FQ GLOBAL ALTERNATIVES
CADENCE MID-CAP	SouthernSun Asset Management, LLC	FQ GLOBAL ESSENTIALS
CADENCE EMERGING COMPANIES		First Quadrant, L.P.
Cadence Capital Management, LLC	SPECIAL EQUITY
	Ranger Investment Management, L.P.	INCOME FUNDS
ESSEX SMALL/MICRO CAP GROWTH	Lord, Abbett & Co. LLC
Essex Investment Management Co., LLC	Smith Asset Management Group, L.P.	BOND (MANAGERS)
	Federated MDTA LLC	GLOBAL INCOME OPPORTUNITY
FQ TAX-MANAGED U.S. EQUITY		Loomis, Sayles & Co., L.P.
FQ U.S. EQUITY	SYSTEMATIC VALUE
First Quadrant, L.P.	SYSTEMATIC MID CAP VALUE	BOND (MANAGERS PIMCO)
	Systematic Financial Management, L.P.	Pacific Investment Management Co. LLC
FRONTIER SMALL CAP GROWTH
Frontier Capital Management Company, LLC	TIMESSQUARE INTERNATIONAL	GW&K FIXED INCOME
	SMALL CAP	GW&K MUNICIPAL BOND
GW&K SMALL CAP EQUITY	TIMESSQUARE MID CAP GROWTH	GW&K MUNICIPAL ENHANCED YIELD
Gannett Welsh & Kotler, LLC	TIMESSQUARE SMALL CAP GROWTH	Gannett Welsh & Kotler, LLC
TSCM GROWTH EQUITY
MICRO-CAP	TimesSquare Capital Management, LLC	HIGH YIELD
Lord, Abbett & Co. LLC		J.P. Morgan Investment Management Inc.
WEDGE Capital Management L.L.P.	TRILOGY GLOBAL EQUITY
Next Century Growth Investors, LLC	TRILOGY EMERGING MARKETS EQUITY	INTERMEDIATE DURATION GOVERNMENT
RBC Global Asset Management (U.S.) Inc.	TRILOGY INTERNATIONAL SMALL CAP	SHORT DURATION GOVERNMENT
	Trilogy Global Advisors, L.P.	Amundi Smith Breeden LLC
REAL ESTATE SECURITIES
CenterSquare Investment Management, Inc.	YACKTMAN YACKTMAN FOCUSED

RENAISSANCE LARGE CAP GROWTH	Yacktman Asset Management LP
The Renaissance Group LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

SEMI-ANNUAL REPORT

Managers Funds

March 31, 2014

FRIESS ASSOCIATES

TIME TESTED · RESEARCH FOCUSED

Brandywine Advisors Midcap Growth Fund: BWAFX

Managers INVESTMENT GROUP

SAR075-0314

Managers Funds

Semi-Annual Report—March 31, 2014 (unaudited)

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

FUND PERFORMANCE	4

PORTFOLIO STATISTICS AND SCHEDULE OF PORTFOLIO INVESTMENTS	5

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	9

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	10
Balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	11
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	12
Detail of changes in assets for the past two fiscal periods

FINANCIAL HIGHLIGHTS	13
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	14
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	19

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Subadvised by Friess Associates, LLC	Semi-Annual Report	March 31, 2014

Dear Fellow Shareholders:

Stocks dipped and rebounded in the March quarter, ending the first three months of the year only modestly changed. After high investor spirits contributed to robust gains last year, the market displayed a more subdued mood to start 2014.

Brandywine Advisors Midcap Growth Fund grew 2.47 percent in the March quarter, outpacing gains in the S&P 500® and Russell Midcap® Growth Indexes of 1.81 and 2.04 percent. The Russell Midcap® Index gained 3.53 percent.

Positive momentum toward the end of last year boosted optimism that the economy finally could be poised to break from its extended streak of slow growth. Harsh winter weather, marked by snowfall that ranked among the highest in terms of accumulation in major metropolitan regions in the Midwest and Northeast, quickly put that thinking on ice.

Lost store hours, shipping delays and other weather-related fallout prompted investors to revise their expectations downward for the March quarter. At the same time, less-than-stellar economic reports released during the period raised questions as to whether near-term conditions reflected a weather-driven aberration or signaled more weakness to come.

In addition to a dose of economic uncertainty, the Federal Reserve demonstrated its commitment to continuing to taper its stimulus program, concerns about growth in emerging markets surfaced and Russia annexed Crimea from Ukraine. In retrospect, returns for the March quarter make the period seem less eventful than it was.

A number of industrial holdings exposed to an increase in energy-related construction activity fared particularly well thanks in part to their lack of exposure to the nastiest of the winter weather. Industrial holdings comprised the Fund’s second largest percentage of assets and represented an overweight position relative to the Russell Midcap® Growth Index. Industrial holdings significantly outperformed the sector within the index, making them by far the most notable contributors to relative and absolute results.

United Rentals, MasTec, Trinity Industries and Air Lease Corp. were among the biggest industrial sector contributors held by Brandywine Advisors. All four companies exceeded consensus earnings estimates for the December quarter, posting year-over-year growth ranging from 15 to 59 percent.

Technology holdings, which represented the portfolio’s largest position, were the second greatest performance contributors. Investors applauded FireEye on news that the company planned to bolster its portfolio of cyber-security offerings by acquiring Mandiant. Other standout performers included Xilinx and Avago Technologies, which beat estimates in their most recent quarter with earnings growth of 61 and 23 percent.

Financial holdings also boosted results versus the benchmark. Allstate Corp. and E*Trade Financial Corp. were the primary contributors. Allstate’s December-quarter earnings jumped to $1.70 per share from $0.59 in the year-ago period, topping the consensus estimate by 24 percent. E*Trade also exceeded expectations when it reported $0.20 per share in December-quarter earnings, up from a $0.65 loss per share in the year-ago period.

Relative results suffered due to the consumer staples sector or, more specifically, Nu Skin Enterprises. The personal and nutritional product company beat estimates by more than doubling December-quarter earnings growth. Nu Skin shares declined on news that Chinese officials launched an investigation into the company’s person-to-person sales model. Although exposure to consumer staples was limited, the sector was the biggest performance detractor versus the Russell Midcap® Growth.

The Fund’s experience with the energy sector was similar. Energy exposure was limited overall, but the sector was still a notable detractor. Bristow Group was the most significant detractor from the sector. The company, which provides helicopter transport services for energy workers traveling between onshore and offshore sites, reaffirmed its earnings guidance for 2014, but fell short of December-quarter estimates because of contract delays. Other detractors from the sector included Oceaneering International and Oasis Petroleum.

For more on companies that influenced March-quarter performance, please see Roses & Thorns on page 6. Thanks for your continued confidence. We’re grateful for the opportunity to invest on your behalf.

Scott Gates
Chief Investment Officer	April 9, 2014

2

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended March 31, 2014	Expense Ratio for the Period	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Expenses Paid During the Period*
Brandywine Advisors Midcap Growth Fund
Based on Actual Fund Return	1.15%	$1,000	$1,071	$5.94
Hypothetical (5% return before expenses)	1.15%	$1,000	$1,019	$5.79

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

3

Fund Performance

Periods ended March 31, 2014 (unaudited)

The table below shows the average annual total returns for the Brandywine Advisors Midcap Growth Fund, the Russell Midcap® Growth Index, the Russell Midcap® Index and the S&P 500® Index for the same time periods ended March 31, 2014.

Average Annual Total Retuns[1]	Six Months*	One Year	Five Years	Ten Years
Brandywine Advisors Midcap Growth Fund [2,3]	12.95%	20.92%	10.42%	3.83%
Russell Midcap® Growth Index[4]	10.44%	24.22%	24.73%	9.47%
Russell Midcap® Index[5]	12.21%	23.51%	25.55%	10.05%
S&P 500® Index[6]	12.51%	21.86%	21.16%	7.42%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for the Fund are available on the Fund’s Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

*	Not annualized.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Funds are net of expenses and based on the published NAV as of March 31, 2014. All returns are in U.S. dollars ($).
[2]	The Fund inception dates and returns for all periods beginning prior to October 1, 2013 reflects performance of the precessor Fund,
Brandywine Advisors Midcap Growth Fund, and was managed by Friess Associates, LLC with the same investment objectives and substantially similar investment policies.
[3]	The Fund is subject to risks associated with investments in mid-capitalization companies such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[4]	The Russell Midcap® Growth Index measures the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Indices are unmanaged, are not available for investment, and do not incur expenses.
[5]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25 percent of the total market capitalization of the Russell 1000® Index. Unlike the Fund, the Indices are unmanaged, are not available for investment, and do not incur expenses.
[6]	The S&P 500® Index is capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the Indices are unmanaged, are not available for investment, and do not incur expenses.

The Russell Midcap® Growth Index and the Russell Midcap® Index are registered trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

4

Portfolio Characteristics as of March 31, 2014

Top Ten Holdings

	% of Net	% Change from		% of Net	% Change from
Security Name	Assets	Book Cost	Security Name	Assets	Book Cost
United Rentals, Inc.	4.0%	80.8%	Trinity Industries, Inc.	3.1%	26.3%
Wabtec Corp.	3.9%	156.4%	Kate Spade & Co.	3.1%	14.7%
Avago Technologies, Ltd.	3.5%	14.6%	Xilinx, Inc.	3.1%	34.1%
Jarden Corp.	3.4%	41.3%	JDS Uniphase Corp.	3.0%	2.3%
Air Lease Corp.	3.1%	57.5%	E*TRADE Financial Corp.	3.0%	12.6%

Estimated Earnings Growth Rate

of the Fund’s Investments

Forecasted Increase in Earnings Per Share

2014 vs 2013

Source: Consensus estimates from FactSet Research

Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of March 31, 2014, the S&P 500® Index’s average annual total returns for 1, 5 and 10 years were 21.86, 21.16 and 7.42 percent, respectively.

The Portfolio’s Market Capitalization

Top Ten Industry Groups

5

Quarter ending March 31, 2014 “Roses and Thorns”

Biggest $ Winners	$ Gain (in millions)	% Gains	Reason for Move
Under Armour Inc.	$1,257	32.0	The maker of athletic apparel, footwear, equipment and accessories grew December-quarter earnings 26 percent, beating the consensus estimate. Cold winter weather drove demand for Under Armour’s cold weather apparel, contributing to 35 percent revenue growth. The period marked the 15th consecutive quarter in which Under Armour grew revenue by 20 percent or more. Under Armour also raised 2014 guidance for revenue and operating income, forecasting growth of at least 22 and 23 percent, respectively.

MasTec Inc.	$1,181	31.8	The infrastructure construction company focused on the energy and communications sectors overcame difficult weather conditions to top December-quarter earnings expectations with 15 percent growth over the prior year. The communications and wireless segments grew 38 percent, with strong demand generated by AT&T and Samsung. The oil-and-gas division reported 100 percent revenue growth.

United Rentals Inc.	$1,104	21.8	United Rentals reported 25 percent earnings growth, beating Wall Street expectations. Pricing increased 4 percent and fleet utilization continued to rise. Equipment sales were better than expected, with profit margins up from the year-ago period. Management outlined plans to expand the company’s export channels to take advantage of international demand.

Trinity Industries Inc.	$1,004	26.3	The company, which makes railcars, inland barges and construction equipment, exceeded the consensus estimate with 59 percent December-quarter earnings growth. Demand for equipment to ship coal, grain and sand used in hydraulic fracturing drove results. Back-logged rail business stood at $5 billion, providing visibility into future growth potential.

FireEye Inc.	$965	35.4	The vendor of tools that detect and block advanced cyber attacks reported an 81 percent year-over-year increase in revenue. Shares rose during the March quarter on FireEye’s announcement of its intention to acquire Mandiant, a provider of endpoint security and remediation solutions. We believe Mandiant’s incident response and remediation capabilities are a great addition to FireEye’s already potent lineup of security offerings.

Biggest $ Losers	$ Loss (in millions)	% Loss	Reason for Move
Nu Skin Enterprises Inc.	$1,886	45.5	Nu Skin, which makes personal care products and nutritional supplements sold through direct-sales channels, more than doubled year-over-year earnings to $2.02 per share in the December quarter, beating estimates. Shares declined during the March quarter after Chinese regulators announced an investigation into the company’s person-to-person sales model. We sold Nu Skin to fund a new opportunity that we believe offers better earnings visibility.

Himax Technologies Inc.	$896	19.7	The maker of display-imaging semiconductors reported $0.10 in earnings per share for the December quarter, beating the consensus estimate. The company’s different segments benefited from growth in smartphone, tablet, automotive display and wearable device markets. Himax is a micro-display supplier for Google Glass. Shares declined in the aftermath of a ratings downgrade from a brokerage firm that contended Google Glass is still in too early of a stage to represent a material, near-term benefit to Himax.

LKQ Corp.	$731	21.0	The aftermarket auto parts company reported 29 percent earnings growth in the December quarter, falling short of estimates by a penny per share. Although LKQ provided guidance that predicted 2014 growth in a range that exceeded the consensus estimate on the high side, shares declined on concerns regarding the company’s organic growth rate. Chrysler also filed suit against LKQ contending certain aftermarket parts infringed on Chrysler design patents. We sold LKQ to fund a purchase that we believe offers better earnings visibility.

GameStop Corp.	$547	17.1	The November launch of PS4 and Xbox One helped the video game retailer boost new hardware sales, but negative trends in new software sales raised concerns about competitive encroachment by downloadable gaming options. GameStop tempered its 2014 guidance at a time when an acquisition by Amazon and an announcement by Wal-Mart raised the competitive stakes in the video game segment. We sold GameStop to fund a purchase that we believe offers better earnings visibility.

Bristow Group Inc.	$506	11.4	The company provides helicopter transport services for energy workers traveling between onshore bases and offshore production platforms, drilling rigs and other installations. Bristow reaffirmed its earnings guidance for 2014, but fell short of December-quarter estimates because of contract delays. We sold Bristow to fund a purchase that we believe offers better earnings visibility.

All gains/losses are calculated on an average cost basis from December 31, 2013 through March 31, 2014.

6

Brandywine Advisors Midcap Growth Fund

Schedule of Portfolio Investments

March 31, 2014 (unaudited)

Shares		Cost	Value
Common Stocks - 95.7%
Consumer Discretionary
	Apparel, Accessories & Luxury Goods - 5.3%
130,000	Kate Spade & Co.*	$4,202,898	$4,821,700
30,050	Under Armour, Inc., Class A*	2,393,257	3,444,932
	Footwear - 2.7%
115,329	Steven Madden, Ltd.*	3,917,492	4,149,537
	Homebuilding - 2.4%
450,000	Standard Pacific Corp.*	4,038,360	3,739,500
	Hotels, Resorts & Cruise Lines - 0.2%
11,470	Norwegian Cruise Line Holdings, Ltd.*	381,377	370,137
	Housewares & Specialties - 3.4%
87,000	Jarden Corp.*	3,683,143	5,205,210
	Specialty Stores - 5.5%
83,500	Dick’s Sporting Goods, Inc.	4,335,151	4,559,935
55,000	Tractor Supply Co.	3,631,031	3,884,650

Total Consumer Discretionary		26,582,709	30,175,601
This sector is 13.5% above your Fund’s cost.

Consumer Staples
	Packaged Foods & Meats - 2.6%
44,500	The Hain Celestial Group, Inc.*	3,711,440	4,070,415
This sector is 9.7% above your Fund’s cost.

Financials
	Investment Banking & Brokerage - 3.0%
203,000	E*TRADE Financial Corp.*	4,150,519	4,673,060
This sector is 12.6% above your Fund’s cost.

Health Care
	Health Care Technology - 2.1%
179,685	Allscripts Healthcare Solutions, Inc.*	3,165,300	3,239,721
This sector is 2.4% above your Fund’s cost.

Industrials
	Construction & Engineering - 5.2%
34,240	Chicago Bridge & Iron Co., N.V.	2,664,064	2,984,016
62,800	MasTec, Inc.*	1,772,426	2,728,032
63,200	Quanta Services, Inc.*	1,671,519	2,332,080
	Construction & Farm Machinery & Heavy Trucks - 10.0%
147,000	The Manitowoc Co., Inc.	4,485,300	4,623,150
67,000	Trinity Industries, Inc.	3,824,252	4,828,690
77,400	Wabtec Corp.	2,339,470	5,998,500
	Electrical Components & Equipment - 2.1%
55,300	Generac Holdings, Inc.	2,334,205	3,261,041
	Industrial Machinery - 5.6%
58,000	Flowserve Corp.	4,461,542	4,543,720
15,460	The Middleby Corp.*	3,790,154	4,084,687

Shares		Cost	Value
	Marine - 2.6%
39,300	Kirby Corp.*	$3,179,502	$3,979,125
	Trading Companies & Distributors - 7.1%
130,000	Air Lease Corp.	3,078,265	4,847,700
65,000	United Rentals, Inc.*	3,412,456	6,171,100

Total Industrials		37,013,155	50,381,841
This sector is 36.1% above your Fund’s cost.

Information Technology
	Application Software - 2.6%
60,340	Guidewire Software, Inc.*	2,909,168	2,959,677
28,040	Informatica Corp.*	952,776	1,059,351
	Communications Equipment - 8.1%
165,430	Ciena Corp.*	3,587,147	3,761,878
165,000	CommScope Holding Co., Inc.*	3,850,913	4,072,200
336,000	JDS Uniphase Corp.*	4,596,254	4,704,000
	Internet Software & Services - 1.0%
19,310	Yelp, Inc.*	1,246,335	1,485,518
	Semiconductor Equipment - 2.7%
243,500	GT Advanced Technologies, Inc.*	4,127,739	4,151,675
	Semiconductors - 16.3%
83,210	Avago Technologies, Ltd.	4,677,314	5,359,556
272,900	Himax Technologies, Inc., ADR[1]	3,809,679	3,143,808
150,000	International Rectifier Corp.*	4,152,090	4,110,000
224,050	Marvell Technology Group, Ltd.	3,609,714	3,528,788
72,100	Synaptics, Inc.*	4,339,304	4,327,442
88,600	Xilinx, Inc.	3,585,835	4,808,322
	Systems Software - 5.2%
60,000	FireEye, Inc.*	2,440,207	3,694,200
82,500	Red Hat, Inc.*	3,878,660	4,370,850

Total Information Technology		51,763,135	55,537,265
This sector is 7.3% above your Fund’s cost.

Total Common Stocks		126,386,258	148,077,903

The accompanying notes are an integral part of these financial statements. 7

Brandywine Advisors Midcap Growth Fund

Schedule of Portfolio Investments (continued)

	Principal Amount[2]	Value
Short-Term Investments - 3.4%
Commercial Paper - 3.2%
Prudential Financial LLC, due 04/01/14, discount of 0.15%	$5,000,000	$5,000,000
Repurchase Agreements - 0.1%[3]
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 03/31/14, due 04/01/14, 0.050%, total to be received $105,840 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 05/08/14 - 08/15/43, totaling $107,957)	105,840	105,840

Shares		Cost	Value
Other Investment Companies - 0.1%[4]
125,393	Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.05%	$125,393	$125,393

Total Short-Term Investments		5,231,233	5,231,233
Total Investments - 99.1%		$131,617,491	153,309,136

Other Assets, less Liabilities - 0.9%			1,343,546
Total Net Assets - 100.0%			$154,652,682

The accompanying notes are an integral part of these financial statements. 8

Notes to Schedule of Portfolio Investments (unaudited)

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $131,628,071 for Federal income tax purposes at March 31, 2014, the aggregate gross unrealized appreciation and depreciation were $22,791,915 and $1,110,850, respectively, resulting in net unrealized appreciation of investments of $21,681,065.

*	Non-income producing security.
[1]	Some or all of this security, amounting to a market value of $100,144, or 0.06% of net assets, were out on loan to various brokers.
[2]	Amount presented also represents shares held.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]	Yield shown represents the March 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of March 31, 2014. (See Note 1(a) in the Notes to the Financial Statements)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Brandywine Advisors Midcap Growth Fund
Investments in Securities
Common Stocks†	$148,077,903	—	—	$148,077,903
Short-Term Investments
Commercial Paper	—	$5,000,000	—	5,000,000
Repurchase Agreements	—	105,840	—	105,840
Other Investment Companies	125,393	—	—	125,393

Total Investments in Securities	$148,203,296	$5,105,840	—	$153,309,136

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of March 31, 2014, the Fund had no transfers between levels from the beginning of the reporting period.

Investment Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements. 9

Statement of Assets and Liabilities

March 31, 2014 (unaudited)

Assets:
Investments at value* (including securities on loan valued at $100,144)	$153,309,136
Receivable for investments sold	4,216,181
Dividends, interest and other receivables	14,574
Receivable for Fund shares sold	120
Prepaid expenses	888
Total assets	157,540,899
Liabilities:
Payable for investments purchased	2,560,565
Payable upon return of securities loaned	105,840
Payable for Fund shares repurchased	43,897
Accrued expenses:
Investment advisory and management fees	133,982
Distribution fees	12,714
Administrative and accounting fees	7,357
Shareholder servicing fees	1,206
Other	22,656
Total liabilities	2,888,217

Net Assets	$154,652,682

Net Assets Represent:
Paid-in capital	$160,873,504
Undistributed net investment loss	(1,066,844)
Accumulated net realized loss from investments	(26,845,623)
Net unrealized appreciation of investments	21,691,645
Net Assets	$154,652,682
Shares outstanding	15,563,882
Net asset value, offering and redemption price per share	$9.94
* Investments at cost	$131,617,491

The accompanying notes are an integral part of these financial statements. 10

Statement of Operations

For the six months ended March 31, 2014 (unaudited)

Investment Income:
Dividend income	$320,806
Interest income	4,494
Foreign withholding tax	(360)
Securities lending income	1,830
Total investment income	326,770
Expenses:
Investment advisory and management fees	733,144
Administrative and accounting fees	24,679
Distribution fees	19,574
Shareholder servicing fees	6,598
Registration fees	20,577
Professional fees	14,337
Reports to shareholders	10,375
Custodian	6,199
Transfer agent	4,187
Trustees fees and expenses	2,627
Miscellaneous	1,670
Net expenses	843,967

Net investment loss	(517,197)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	14,455,031
Net change in unrealized appreciation (depreciation) of investments	3,692,327
Net realized and unrealized gain	18,147,358

Net increase in net assets resulting from operations	$17,630,161

The accompanying notes are an integral part of these financial statements. 11

Statements of Changes in Net Assets

For the six months ended March 31, 2014 (unaudited) and the fiscal year ended September 30, 2013

	March 31, 2014	September 30, 2013
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(517,197)	$(255,893)
Net realized gain on investments	14,455,031	10,128,477
Net change in unrealized appreciation (depreciation) of investments	3,692,327	8,506,279
Net increase in net assets resulting from operations	17,630,161	18,378,863
Distributions to Shareholders:
From net investment income	—	(96,485)
Capital Share Transactions:
Proceeds from sale of shares	342,618	982,334
Reinvestment of dividends and distributions	—	3,171
Cost of shares repurchased	(566,384)	(1,790,607)
Net decrease from capital share transactions	(223,766)	(805,102)
Total increase in net assets	17,406,395	17,477,276
Net Assets:
Beginning of period	137,246,287	119,769,011
End of period	$154,652,682	$137,246,287
End of period undistributed net investment loss	$(1,066,844)	$(549,647)

Share Transactions:
Sale of shares	36,239	118,240
Reinvested shares from dividends and distributions	—	439
Shares repurchased	(60,102)	(226,959)
Net decrease in shares	(23,863)	(108,280)

The accompanying notes are an integral part of these financial statements. 12

Brandywine Advisors Midcap Growth Fund

Financial Highlights

For a share outstanding throughout each period

	For the six months ended March 31, 2014	For the fiscal year ended September 30,
	(unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$8.80	$7.63	$6.82	$7.13	$6.86	$8.65
Income from Investment Operations:
Net investment loss[1]	(0.03)	(0.02)	(0.03)	(0.05)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments[1]	1.17	1.20	0.84	(0.26)	0.29	(1.75)
Total from investment operations	1.14	1.18	0.81	(0.31)	0.27	(1.79)
Distributions to Shareholders from:
Net investment income	—	(0.01)	—	—	—	—
Net Asset Value, End of Period	$9.94	$8.80	$7.63	$6.82	$7.13	$6.86
Total Return	12.95%[3]	15.43%	11.88%	(4.35)%	3.94%	(20.69)%
Ratio of net expenses to average net assets	1.15%[4]	1.22%	1.22%[2]	1.25%[2]	1.28%	1.30%
Ratio of net investment loss to average net assets	(0.71)%[4]	(0.20)%	(0.37)%	(0.63)%	(0.30)%	(0.62)%
Portfolio turnover	134%	235%	266%	241%	226%	240%
Net assets at end of period (000’s omitted)	$154,653	$137,246	$119,769	$122,926	$178,780	$148,518

Notes to Financial Highlights (unaudited)

The following footnotes should be read in conjunction with the Financial Highlights of the Fund.

[1]	Per share numbers have been calculated using average shares.
[2]	Interest expense is less then 0.005% of average net assets.
[3]	Not annualized.
[4]	Annualized.

13

Notes to Financial Statements

March 31, 2014 (unaudited)

1.Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the Brandywine Advisors Midcap Growth Fund (the “Fund”).

At the start of business on October 1, 2013, Brandywine Advisors Midcap Growth Fund, a series of Brandywine Blue Fund, Inc. (the “Predecessor Fund”), was reorganized into a series of the Trust. As a result of the reorganization, the Fund is the successor to the accounting and performance information of the Predecessor Fund.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Fund’s investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers Investment Group LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

14

Notes to Financial Statements (continued)

assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Effective as of November 25, 2013, the Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to the Fund. For the period from November 25, 2013 to March 31, 2014, the Fund’s custodian expense was not reduced.

Overdraft fees are computed at 1% above the Federal Funds rate on the day of the overdraft. For the six months ended March 31, 2014, the Fund did not incur overdraft fees.

d.Dividends and Distributions

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The most common differences are due to differing treatments for losses deferred due to excise tax regulations, wash sales and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

e.Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of September 30, 2013 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010 (post-enactment capital losses) may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

15

Notes to Financial Statements (continued)

f.Capital Loss Carryovers and Deferrals

As of March 31, 2014, the Fund had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts		Expires
	Short-Term	Long-Term	September 30,
(Pre-Enactment)	$9,338,872	—	2017
(Pre-Enactment)	31,951,201	—	2018

Total	$41,290,073	—

g.Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At March 31, 2014, one affiliated shareholder of record held approximately 97% of the net assets of the Fund. Transactions by this shareholder may have a material impact on the Fund.

h.Repurchase Agreements

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At March 31, 2014, the market value of repurchase agreements outstanding was $105,840.

2.Agreements and Transactions with Affiliates

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. Prior to October 1, 2013, the Predecessor Fund had a similar Investment Advisory Agreement with Friess Associates, LLC (“Friess”). The Investment Manager selects subadvisors for the Fund (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Friess through a subadvisory agreement between the Investment Manager and Friess relating to the Fund, and Friess Associates of Delaware, LLC (“Friess of Delaware”) through a sub-subadvisory agreement among the Investment Manager, Friess and Friess of Delaware relating to the Fund.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the six months ended March 31, 2014, the Fund paid an investment management fee at the annual rate of 1.00% of the average daily net assets of the Fund. Prior to October 1, 2013, the Predecessor Fund paid a management fee to Friess at the same investment management fee rate.

The Investment Manager has contractually agreed, through at least February 1, 2016, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.95% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. Prior to October 1, 2013, the Predecessor Fund had similar arrangements in place.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursement in any such future year to exceed the Fund’s expense contractual expense limitation amount.

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.03% of the Fund’s average daily net assets for the first $300 million of assets under management, 0.025% for the next $200 million, and 0.02% on amounts in excess of $500 million per annum, subject to a $40,000 annual minimum.

Prior to October 1, 2013, the Predecessor Fund had in place a similar agreement with US Bancorp Fund Services, LLC.

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represent the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

For the period from October 1, 2013 to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

Prior to October 1, 2013, the Predecessor Fund paid the Independent Directors an annual fees of $3,400 each. The

16

Notes to Financial Statements (continued)

Independent Chairman of the Trust formerly received an additional payment of $8,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $5,000 per year. The additional payments made to the Independent Chairman of the Trust and Chairman of the Audit Committee were allocated amongst all of the funds in the Brandywine family of funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Fund in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to reimburse the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan authorizes payments to the Distributors of up to 0.25% annually of the Fund’s average daily net assets attributable to the sale of the Fund’s shares.

Prior to October 1, 2013, the Predecessor Fund had a similar plan in place.

The Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees”). Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each financial intermediary’s average daily net assets. The impact on the annualized expense ratio for the six months ended March 31, 2014, was as follows: maximum rate 0.20%; actual rate 0.01%.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the six months ended March 31, 2014, the Fund neither borrowed from nor lent to other Managers Funds.

3.Line of Credit

Prior to October 1, 2013, the Predecessor Fund had established a line of credit (“LOC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund’s respective portfolio as collateral. The LOC matured on September 30, 2013 for the Predecessor Fund. The Fund borrowing under the LOC was limited to $4,000,000 unsecured credit, as defined in the LOC. Principal and interest of such loan under the Credit Agreement was due not more than 20 days after the date of the loan. Amounts under the credit facility bore interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed. For the year ended September 30, 2013, there were no borrowings for the Predecessor Fund.

4.Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the six months ended March 31, 2014, were $189,944,728 and $186,862,525, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

5.Portfolio Securities Loaned

Effective January 29, 2014, the Fund commenced participation in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral received on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

17

Notes to Financial Statements (continued)

6.Commitments and Contingencies

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risk of loss to be remote.

7.Master Netting Agreements

The Fund may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. The following table is a summary of the Fund’s open securities lending and repurchase agreements which are subject to a master netting agreement as of March 31, 2014:

		Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
				Gross Amount Not Offset in the
	Gross Amounts of Recognized Assets			Statement of Assets and Liabilities
				Financial Instruments	Cash Collateral Received	Net Amount
Securities lending	$100,144	—	$100,144	—	$100,144	—
Repurchase agreements	105,840	—	105,840	$105,840	—	—

Total	$205,984	—	$205,984	$105,840	$100,144	—

8.Subsequent Events

On January 21, 2014, Affiliated Managers Group, Inc., a global asset management company, announced that the Fund’s Investment Manager and Administrator, Managers Investment Group LLC, will be rebranded as AMG Funds LLC. The rebranding is expected to become effective during the second quarter of 2014 once the appropriate regulatory filings have taken place.

The Fund has determined that no other material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

18

Annual Renewal of Investment Management and Subadvisory Agreements (unaudited)

At a meeting held on May 21, 2013, the Board of Trustees (the “Trustees”) of Managers Trust I (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve, with respect to the Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund, each a new series of the Trust (each, a “New Fund,” and collectively, the “New Funds”), in connection with the reorganizations of Brandywine Fund, a class of Brandywine Fund, Inc., and Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund, each a class of Brandywine Blue Fund, Inc. (each, a “Predecessor Fund,” and collectively, the “Predecessor Funds”) into the New Funds (the “Reorganizations”), an amendment to the Investment Management Agreement between Managers Investment Group LLC (“Managers” or the “Investment Manager”) and the Trust with respect to the New Funds (the “Investment Management Agreement”), a new Subadvisory Agreement between Managers and Friess Associates, LLC (“Friess Associates”) with respect to each New Fund (each, a “Subadvisory Agreement,” and collectively, the “Subadvisory Agreements”) and a new Sub-Subadvisory Agreement among Managers, Friess Associates and Friess Associates of Delaware, LLC (“Friess of Delaware” and, together with Friess Associates, “Friess”) with respect to each New Fund (each, a “Sub-Subadvisory Agreement,” collectively, the “Sub-Subadvisory Agreements,” and, together with the Investment Management Agreement and the Subadvisory Agreements, the “New Fund Agreements”). The Subadvisory Agreements and the Sub-Subadvisory Agreements are referred to collectively herein as the “Friess Agreements.” The Trustees were separately represented by independent counsel in their consideration of the New Fund Agreements. The Reorganizations were proposed in connection with Affiliated Managers Group, Inc.’s anticipated transfer of its indirect majority ownership interest in Friess to the management team of Friess (the “Transaction”).

In considering the New Fund Agreements, the Trustees reviewed a variety of materials relating to the New Funds, Managers and Friess, including fee and expense information for an appropriate peer group of similar mutual funds for each New Fund (each, a “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by Managers and Friess under their respective agreements. Because each New Fund is a newly created series of the Trust and has not yet begun operations, no comparative performance information for the New Funds was provided. The Trustees, however, considered the performance of the Predecessor Funds for one, three, five and ten-year periods ended March 31, 2013. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management and (b) discussed with legal counsel the legal standards applicable to their consideration of the New Fund Agreements.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services to be provided by Managers under the Investment Management Agreement, the Trustees took into account information provided periodically throughout the previous year by Managers in Board meetings relating to Managers’ financial information, operations and personnel, the performance of its duties with respect to other funds in the Managers Fund complex (the “Funds”) and the Trustees’ knowledge of Managers’ management and the quality of the performance of its duties.

In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the monitoring services performed by Managers in overseeing the portfolio management responsibilities of Friess; (b) Managers’ ability to supervise the New Funds’ other service providers; and (c) Managers’ compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising Friess, the Investment Manager will: perform periodic detailed analysis and reviews of the performance by Friess of its obligations to each New Fund, including without limitation a review of Friess’s investment performance in respect of each New Fund; prepare and present periodic reports to the Trustees regarding the investment performance of Friess and other information regarding Friess, at such times and in such forms as the Trustees may reasonably request; review and consider any changes in the personnel of Friess responsible for performing Friess’s obligations and make appropriate reports to the Trustees; review and consider any changes in the ownership or senior management of Friess and make appropriate reports to the Trustees; perform periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of Friess; assist the Trustees and management of the Trust in developing and reviewing information with respect to the annual consideration of each Friess Agreement; prepare recommendations with respect to the continued retention of Friess or the replacement of Friess; identify potential successors to or replacements of Friess or potential additional subadvisors, perform appropriate due diligence, and develop and present to the Trustees a recommendation as to any such successor, replacement, or additional subadvisor; designate and compensate from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and perform such other review and reporting functions as the Trustees shall reasonably request consistent with the Investment Management Agreement, each Friess Agreement and applicable law. The Trustees also took into account the financial condition of Managers with respect to its ability to provide the services required under the Investment Management Agreement and noted that, as of March 28, 2013, Managers had approximately $30 billion in assets under management. The Trustees also considered Managers’ risk management processes.

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Annual Renewal of Investment Management and Subadvisory Agreements (continued)

In the course of their deliberations regarding the nature, extent and quality of services to be provided by Friess under the Friess Agreements, the Trustees evaluated, among other things: (a) the expected services to be rendered by Friess to each New Fund; (b) the qualifications and experience of Friess’s personnel; and (c) Friess’s compliance programs. The Trustees also took into account the financial condition of Friess with respect to its ability to provide the services required under the Friess Agreements and noted that, as of March 31, 2013, Friess had approximately $1.6 billion in assets under management on a combined basis. The Trustees also considered Friess’s risk management processes.

The Trustees considered the investment philosophy, strategies and techniques that are intended to be used in managing each New Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Friess’s organizational and management structure and Friess’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Friess that are expected to have portfolio management responsibility for the New Funds, including the information set forth in the New Funds’ prospectuses and statement of additional information to be filed with the Securities and Exchange Commission. The Trustees noted that one of the proposed portfolio managers has managed the Predecessor Funds since 1997 and has worked at Friess Associates for twenty-nine years. The Trustees also noted that another portfolio manager has managed the Predecessor Funds since 2010, and has worked at Friess since 2003. The Trustees considered that one portfolio manager serves as Chief Investment Officer of Friess and another portfolio manager serves as Chief Executive Officer of Friess and is in the process of transitioning to a new role as Chairman of Friess. The Trustees observed that each New Fund’s portfolio would be managed in substantially the same manner and by the same personnel as the corresponding Predecessor Fund. In addition, the Trustees considered that Friess is a research-driven firm with a bottom-up, fundamental style.

Performance.

Because the New Funds have not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the New Funds. The Trustees, however, considered the performance of the Predecessor Funds. The Trustees noted that, for the one-year, three-year, five-year and ten-year periods ended March 31, 2013, the performance of the Brandywine Fund was below the performance of the Russell 3000® Growth Index and Russell 3000® Index, the performance of the Brandywine Blue Fund was below the performance of the Russell 1000® Growth Index and Russell 1000® Index and the performance of the Brandywine Advisors Midcap Growth Fund was below the performance of the Russell Midcap® Growth Index and Russell Midcap® Index. For the quarter ended March 31, 2013, the Trustees also noted that the performance of the Brandywine Fund was above and below, respectively, the performance of the Russell 3000® Growth Index and Russell 3000® Index, the

performance of the Brandywine Blue Fund was above and below, respectively, the performance of the Russell 1000® Growth Index and Russell 1000® Index and the performance of the Brandywine Advisors Midcap Growth Fund was above and below, respectively, the performance of the Russell Midcap® Growth Index and Russell Midcap® Index. Notwithstanding the forgoing, the Trustees concluded that other factors relevant to performance supported the approval of the Friess Agreements. These factors varied from, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by Friess that were reasonable and consistent with the Predecessor Fund’s investment objective and policies; (2) that recent performance showed improvement; and (3) that Friess had taken steps designed to help improve performance. Following such evaluation the Trustees concluded, within the context of their full deliberations, that the performance of the Predecessor Funds supported the approval of the Friess Agreements.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by Managers for managing the New Funds, the Trustees noted that Managers, and not the New Funds, is responsible for paying the fees charged by Friess Associates, and, in turn, Friess Associates is responsible for paying the fees charged by Friess of Delaware, and, therefore, that the fees paid to Managers cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by Managers and the fact that Managers and Friess Associates are paying the fees under the Subadvisory Agreements and Sub-Subadvisory Agreements, respectively, the advisory fee payable by each New Fund to Managers can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. The Trustees noted that each of the Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund’s estimated advisory fees (which include both the advisory fee and administration fee) and total gross expenses as of March 31, 2013 were higher than and lower than, respectively, the average for each such New Fund’s Peer Group. The Trustees also took into account the fact that Managers has contractually agreed, through at least February 1, 2016, to limit the total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of each of the Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund to 2.00%, 2.00% and 1.95%, respectively, of the average daily net assets attributable to such New Fund, noting that the net expenses of each New Fund were lower than the average for the New Fund’s

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Annual Renewal of Investment Management and Subadvisory Agreements (continued)

corresponding Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services to be provided by Managers and Friess and the considerations noted above with respect to Managers and Friess, each New Fund’s advisory fees, including subadvisory fees, are reasonable.

In considering the anticipated profitability of Managers with respect to the provision of investment advisory services to the New Funds, the Trustees considered all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from Managers serving as investment manager to a New Fund), received by Managers and its affiliates attributable to managing all the Funds, the cost of providing such services and the resulting profitability to Managers and its affiliates from these relationships. The Trustees also noted that all of the advisory fees paid to Managers by the New Funds would be paid in turn to Friess Associates, and that Friess Associates is responsible for paying the fees charged by Friess of Delaware. Based on the foregoing, the Trustees concluded that the profitability to Managers is expected to be reasonable and that Managers is not expecting to realize material benefits from economies of scale during the initial period of the New Funds’ operations. With respect to economies of scale, the Trustees also noted that as each New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the anticipated profitability of Friess with respect to the provision of subadvisory services to the New Funds, the Trustees considered information regarding Friess’s organization, management and financial stability, and noted that, because Managers would no longer be an affiliate of Friess following the Transaction, such profitability would not be directly or indirectly shared with Managers. The Trustees relied on the ability of Managers to negotiate the terms of the Friess Agreements at arm’s length as part of the manager-of-managers structure.

The Trustees also noted that the fees charged by Friess Associates will be paid by Managers out of its advisory fee, and, in turn, Friess Associates will be responsible for paying the fees charged by Friess of Delaware. As a consequence, the cost of services to be provided by Friess and the profitability to Friess of its relationship with the New Funds were not material factors in the Trustees’ deliberations at this time. For similar reasons, the Trustees did not consider potential economies of scale in the management of the New Funds by Friess to be a material factor in their deliberations at the time.

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding the New Fund Agreements: (a) Managers and Friess have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Friess Agreements; (b) Friess’s investment strategy is appropriate for pursuing each New Fund’s investment objectives; (c) Friess is reasonably likely to execute its investment strategy consistently over time; and (d) Managers and Friess maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the New Fund Agreements would be in the best interests of each New Fund and its shareholders. Accordingly, on May 21, 2013, the Trustees, including all of the Independent Trustees, unanimously voted to approve the New Fund Agreements.

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Friess Associates of Delaware, LLC

P.O. Box 4166

Greenville, DE 19807

Friess Associates, LLC

P.O. Box 576

Jackson, Wyoming 83001

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

Trustees

Bruce B. Bingham

Christine C. Carsman

William E. Chapman II

Edward J. Kaier

Kurt Keilhacker

Steven J. Paggioli

Richard F. Powers III

Eric Rakowski

Victoria Sassine

Thomas R. Schneeweis

MANAGERS FUNDS

EQUITY FUNDS		BALANCED FUNDS
BRANDYWINE	SKYLINE SPECIAL EQUITIES	CHICAGO EQUITY PARTNERS BALANCED
BRANDYWINE BLUE	PORTFOLIO	Chicago Equity Partners, LLC
BRANDYWINE ADVISORS MIDCAP GROWTH	Skyline Asset Management, L.P.
Friess Associates, LLC		ALTERNATIVE FUNDS
AMG SOUTHERNSUN SMALL CAP
CADENCE CAPITAL APPRECIATION	AMG SOUTHERNSUN U.S. EQUITY	FQ GLOBAL ALTERNATIVES
CADENCE MID-CAP	SouthernSun Asset Management, LLC	FQ GLOBAL ESSENTIALS
CADENCE EMERGING COMPANIES		First Quadrant, L.P.
Cadence Capital Management, LLC	SPECIAL EQUITY
	Ranger Investment Management, L.P.	INCOME FUNDS
ESSEX SMALL/MICRO CAP GROWTH	Lord, Abbett & Co. LLC
Essex Investment Management Co., LLC	Smith Asset Management Group, L.P.	BOND (MANAGERS)
	Federated MDTA LLC	GLOBAL INCOME OPPORTUNITY
FQ TAX-MANAGED U.S. EQUITY		Loomis, Sayles & Co., L.P.
FQ U.S. EQUITY	SYSTEMATIC VALUE
First Quadrant, L.P.	SYSTEMATIC MID CAP VALUE	BOND (MANAGERS PIMCO)
	Systematic Financial Management, L.P.	Pacific Investment Management Co. LLC
FRONTIER SMALL CAP GROWTH
Frontier Capital Management Company, LLC	TIMESSQUARE INTERNATIONAL	GW&K FIXED INCOME
	SMALL CAP	GW&K MUNICIPAL BOND
GW&K SMALL CAP EQUITY	TIMESSQUARE MID CAP GROWTH	GW&K MUNICIPAL ENHANCED YIELD
Gannett Welsh & Kotler, LLC	TIMESSQUARE SMALL CAP GROWTH	Gannett Welsh & Kotler, LLC
TSCM GROWTH EQUITY
MICRO-CAP	TimesSquare Capital Management, LLC	HIGH YIELD
Lord, Abbett & Co. LLC		J.P. Morgan Investment Management Inc.
WEDGE Capital Management L.L.P.	TRILOGY GLOBAL EQUITY
Next Century Growth Investors, LLC	TRILOGY EMERGING MARKETS EQUITY	INTERMEDIATE DURATION GOVERNMENT
RBC Global Asset Management (U.S.) Inc.	TRILOGY INTERNATIONAL SMALL CAP	SHORT DURATION GOVERNMENT
	Trilogy Global Advisors, L.P.	Amundi Smith Breeden LLC
REAL ESTATE SECURITIES
CenterSquare Investment Management, Inc.	YACKTMAN YACKTMAN FOCUSED

RENAISSANCE LARGE CAP GROWTH	Yacktman Asset Management LP
The Renaissance Group LLC

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

Current net asset values per share for the Fund are available on the Fund’s Web site at www.managersinvest.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2.	CODE OF ETHICS

Not applicable for the semi-annual shareholder report.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the semi-annual shareholder report.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the semi-annual shareholder report.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST I

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	April 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	April 17, 2014

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	April 17, 2014